Exhibit 10.43

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this "Agreement"), made as of the last date set forth on the signature page hereof, is between KonaRed Corporation, a Nevada corporation (the "Company"), and the undersigned (the "Subscriber").

W I T N E S S E T H:

WHEREAS, the Company is offering (the "Offering") up to 12,500,000 restricted shares of the Company's common stock  (the "Shares") at a price of $0.04 per Share or $500,000 (the "Maximum Offering"). The Shares are being offered to an unlimited number of Accredited Investors until the earlier of: (A) that date upon which subscriptions for the Maximum Offering have been received and accepted by the Company; (B) November 15, 2016; or (C) that date upon which the Offering is terminated by the Company.

WHEREAS, the Subscriber desires to purchase that number of shares of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.              SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1              Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of shares of Shares, and the Company agrees to sell the number of Shares to the Subscriber as is set forth on the signature page hereof, at a per share price equal to $0.04 per Share (the "Purchase Price"). The Purchase Price is payable by wire transfer of immediately available funds to:

1.2              The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to risks relating to the Shares, the Company and its operations.

1.3              The Subscriber represents that the Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act, as indicated by the Subscriber's responses to the questions contained in Article V hereof.

1.4              The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, or the Subscriber has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Shares to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5              The Subscriber hereby acknowledges receipt and careful review of this Agreement and any documents which may have been made available upon request (collectively referred to as the "Offering Materials").   The Subscriber hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6              In making the decision to invest in the Shares, the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase hereunder.  The Subscriber disclaims reliance on any advertisements of the Offering and statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment other than the Offering Materials.

1.7              The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

1.8              The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Shares have not been registered under the Securities Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless it is registered under the Securities Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

1.9              The Subscriber understands that the Shares are being sold to the Subscriber by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Shares.

1.10             The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares that such securities have not been registered and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required."

1.11             The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to make such inquiries that the Company deems necessary in order to verify the accredited investor status of the Subscriber and otherwise verify any other information provided to the Company by the Subscriber. The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.12             The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.13             If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.14             The Subscriber acknowledges that if he or she is a Registered Representative of an FINRA member firm, he or she must give such firm the notice required by the FINRA's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 5.3 below.

1.15             The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.16             The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Shares by the Subscriber in violation of the Securities Act or any applicable state securities or "blue sky" laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article V herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.             REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1              Organization, Good Standing and Qualification.  The Company is corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2              Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company's obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.3              No Conflict; Governmental Consents. (a)  The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or the Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b)              No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority.

III.            TERMS OF SUBSCRIPTION

3.1              All funds paid hereunder shall be deposited with the Company in the account identified in Section 1.1 hereof.

3.2              At any time on or after the date hereof, the Company may conduct a closing of the purchase and sale of the Shares (a "Closing") and may conduct subsequent Closings on an interim basis until the earlier of: (A) that date upon which subscriptions for the Maximum Offering have been received and accepted by the Company; (B) August 31, 2016, subject to a 30-day extension at the option of the Company; or (C) that date upon which the Offering is terminated by the Company.

3.3              The Subscriber understands and agrees that the Company reserves the right to reject this subscription, in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber's prior receipt of notice of acceptance of the Subscriber's subscription.

3.4              Pending any Closings, all funds paid hereunder shall be deposited by the Company in the account identified in Section 1.1 hereof.  The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the purchase price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat purchase price received as an interest free loan to the Company until such time as the subscription is accepted.

IV.            MISCELLANEOUS

4.1              Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

To the Company at:	KonaRed Corporation 1101 Via Callejon #200 San Clemente, CA 92673-4230 Tel 808.212.1553 Attention: John Dawe, Chief Financial Officer

if to the Subscriber, to the Subscriber's address indicated on the signature page of this Agreement.
Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

4.2              Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

4.3              This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4              Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

4.5              NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE STATE COURTS LOCATED IN THE STATE OF CALIFORNIA OR THE FEDERAL COURTS FOR SUCH STATE, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

4.6              In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

4.7              The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.8              It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.9              The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.10             This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

4.11             Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

V.             CONFIDENTIAL INVESTOR QUESTIONNAIRE

5.1              The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The Subscriber acknowledges the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article V and such answers have been provided under the assumption that the Company will rely on them.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___
The Subscriber is (i) an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, exclusive of the value of his or her primary residence or (ii) a self-directed retirement account ("Retirement Account") whose participant's net worth (or joint net worth with his or her spouse) presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short‑term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The Subscriber is (i) an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year or (ii) a Retirement Account and the Retirement Account participant meets the tests in clause (i).

Category C ___	The Subscriber is a director or executive officer of the Company which is issuing and selling the Shares.

Category D ___
The Subscriber is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (i) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (ii) the plan has total assets in excess of $5,000,000 or (iii) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity):

Category E ___	The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___
The Subscriber is either a corporation, partnership, Massachusetts business trust, or non‑profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

Category G ___
The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___
The Subscriber is a revocable trust and the grantor is an accredited investor (describe entity) (please provide the information described beneath Category A or Category B above for each accredited investor):

Category I ___
The Subscriber is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement and the information described beneath Category A or Category B above.  (describe entity)

Category J ___	The Subscriber is not within any of the categories above and is therefore not an accredited investor.

The Subscriber agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

5.2              SUITABILITY (please answer each question)

(a)              For all Subscribers, please state whether you have participated in other private placements before:

YES_______ NO_______

(b)              Please indicate frequency of such prior participation in the investments listed below:

	Public Companies	Private Companies

Frequently

Occasionally

Never

(c)              For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to subscribe?

YES_______ NO_______

5.3               FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________ No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________ Date:____________________________
 Authorized Officer

NUMBER OF SHARES _______________ X $0.04 = $______________

Dated:____________________, 2016

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone	Telephone

Facsimile	Facsimile

E-Mail	E-Mail

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued: __________________________________________________

Manner in which title is to be held: (check only one)

☐ Individual Ownership

Joint Subscription:	Entity
☐ Community Property	☐ Partnership
☐ Joint Tenant with Right of Survivorship (JTWRS)	☐ Company
☐ Tenants in Common (TIC)	☐ Self-Directed Retirement Account
☐ Tenants by Entirety (TBE)	☐ Trust
(If Securities are being subscribed for as a joint	☐ Other_________________________
subscription, both parties must sign.)	(Complete Cert. of Signatory–Annex A)

This Subscription Agreement is agreed to and accepted as of ________________, 2016.

KonaRed Corporation

By:

Name: Shaun Roberts
Title: Chief Executive Officer

ANNEX A TO EXHIBIT A

CERTIFICATE OF SIGNATORY

(To be completed if the Shares are
being subscribed for by an entity)

I,____________________________________, am the __________________________________

of

__________________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2016

_______________________________________
(Signature)